SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      July 27, 2004

ZENITH NATIONAL INSURANCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9627	95-2702776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.

On July 27, 2004, Zenith National Insurance Corp. (the “Company”) entered into an Underwriting Agreement, dated July 27, 2004, with TIG Insurance Company, Clearwater Insurance Company, United States Fire Insurance Company, The North River Insurance Company (together, the “Selling Stockholders”), and Banc of America Securities LLC, J.P. Morgan Securities Inc., Lehman Brothers Inc., Dowling & Partners Securities, L.L.C., and Ferris, Baker Watts, Incorporated, as representatives of the several underwriters named in Schedule A thereto, relating to the sale by the Selling Stockholders of 3,100,000 shares of common stock of the Company.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits:

Exhibit Number	Description

1

Underwriting Agreement, dated July 27, 2004, between Zenith National Insurance Corp., TIG Insurance Company, Clearwater Insurance Company, United States Fire Insurance Company, The North River Insurance Company, and Banc of America Securities LLC, J.P. Morgan Securities Inc., Lehman Brothers Inc., Dowling & Partners Securities, L.L.C., and Ferris, Baker Watts, Incorporated, as representatives of the several underwriters named in Schedule A thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated: July 27, 2004	By:	/s/ William J. Owen
		Name:	William J. Owen
		Title:	Senior Vice President and Chief Financial Officer

Index to Exhibits

Number	Exhibit
1

Underwriting Agreement, dated July 27, 2004, between Zenith National Insurance Corp., TIG Insurance Company, Clearwater Insurance Company, United States Fire Insurance Company, The North River Insurance Company, and Banc of America Securities LLC, J.P. Morgan Securities Inc., Lehman Brothers Inc., Dowling & Partners Securities, L.L.C., and Ferris, Baker Watts, Incorporated, as representatives of the several underwriters named in Schedule A thereto.